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                                                                     Exhibit 1.1



                                2,000,000 Shares
            of 7.375% Series D Cumulative Redeemable Preferred Shares


                             BRANDYWINE REALTY TRUST

                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                                February 4, 2004

WACHOVIA CAPITAL MARKETS, LLC
BEAR, STEARNS & CO. INC.
RAYMOND JAMES & ASSOCIATES, INC.
c/o  Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

Ladies and Gentlemen:

     Brandywine Realty Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Company"), proposes to sell to you and the several underwriters named in Schedule I hereto (the "Underwriters"), subject to the terms and conditions stated herein, 2,000,000 shares (the "Firm Shares") of its 7.375% Series D Cumulative Redeemable Preferred Shares, par value $0.01 per share, liquidation preference $25.00 per share (the "Series D Preferred Shares"), of the Company. The Company also proposes to grant to the Underwriters an option to purchase up to 300,000 Shares of Series D Preferred Stock to cover over-allotments (the "Additional Shares"; the Additional Shares, together with the Firm Shares, being hereinafter called the "Shares"). Wachovia Capital Markets, LLC ("Wachovia") is acting as lead manager in connection with the offering and sale of the Shares (the "Offering").

     The Company, directly and through a wholly-owned subsidiary, is the sole general partner and a limited partner of Brandywine Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"). The Company owns its assets and conducts its operations through the Operating Partnership and through subsidiaries of the Operating Partnership. As of September 30, 2003, the Company's ownership interest in the Operating Partnership entitled the Company to approximately 95.6% of the Operating Partnership's distributions after distributions by the Operating Partnership to holders of its preferred units. The Company will contribute the net proceeds of the sale of the Securities to the Operating Partnership in exchange for additional partnership interests in the Operating Partnership. The Company and the Operating Partnership wish to confirm as follows their agreement with the Underwriters, in connection with the purchase of the Shares by such Underwriters.
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     1. Representations and Warranties. The Company and the Operating
Partnership jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

          (a) A registration statement on Form S-3 (File No. 333-56237), with respect to the Shares, including a base prospectus dated February 9, 1999, was prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission"), was filed with the Commission and declared effective. The registration statement and prospectus may have been amended or supplemented prior to the date of this Agreement; any such amendment or supplement was prepared and filed, and any such amendment filed after the effective date of such registration statement has been declared effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted, or to the Company's knowledge, threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the Offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business has been or will be prepared and, together with the prospectus included in the registration statement, will be filed pursuant to Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations). The registration statement, as it may have heretofore been amended and at the time it became effective, is referred to herein as the "Registration Statement," and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Rules and Regulations, is referred to herein as the "Prospectus", except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Copies of the Registration Statement and the Prospectus, any amendments or supplements thereto and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered to the Underwriters and their counsel. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act and the Rules and Regulations is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any

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     Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. For purposes of this Agreement, all references to the Registration Statement, the Prospectus, any Preliminary Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical in content to any Prospectus delivered to the Underwriters for use in connection with the Offering.

          (b) The Registration Statement, when it became or becomes effective, and the Prospectus and any amendment or supplement thereto, as of its date, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined) and, if later, at any Additional Closing Date (as hereinafter defined), complied or will comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations; the Registration Statement, when it became or becomes effective, or when it was filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, as of its date, on the date of the filing thereof with the Commission and at the Closing Date and, if later, at any Additional Closing Date, did not or will not include an untrue statement of a material fact required to be stated therein or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          (c) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company is a real estate investment trust duly formed and validly existing and in good standing under the laws of the jurisdiction in which it is chartered or

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     organized, with full trust power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign trust and is in good standing under the laws of each jurisdiction which requires such qualification.

          (e) Each of the subsidiaries of the Company, including the Operating Partnership (collectively the "Subsidiaries"), is a corporation, trust, limited partnership, limited liability company or general partnership duly incorporated or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction in which it is chartered, formed or organized with full corporate, trust, limited liability company or partnership power and authority, to own or lease, as the case may be, and operate its properties, and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification.

          (f) All the outstanding shares of capital stock, beneficial interests, limited liability company interests or partnership interests of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus or on Schedule II attached hereto, all outstanding shares of capital stock, shares of beneficial interest, limited liability company interests or partnership interests of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances. The Company's percentage interest and ownership in the Operating Partnership, and the Operating Partnership's percentage interest and ownership in each of the Subsidiaries, is as set forth on
     Schedule II. Except in respect of the Operating Partnership and as set forth in the Prospectus, or on Schedule III attached hereto, no options, warrants or other rights to purchase, agreements or obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in any Subsidiary are outstanding. The Company is the sole general partner of the Operating Partnership. The Subsidiaries set forth on Schedule II include all of the "significant subsidiaries" of the Company, as such term is defined by Rule 1-02 of Regulation S-X.

          (g) The Company's authorized equity capitalization is as set forth in the Prospectus; the Series D Preferred Shares conform in all material respects to the description thereof contained in the Prospectus; the outstanding Common Shares have been duly and validly authorized and issued and are fully paid, and the Shares being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the certificates for the Shares are in valid and sufficient form to comply with all applicable Maryland statutory requirements and the rules and regulations of the New York Stock Exchange; the holders of outstanding shares of beneficial interest of the Company are not entitled to preemptive or other rights to subscribe for the Shares and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of beneficial interest or ownership interests in the Company are outstanding. At or prior to the Closing Date, the Company will have

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     executed and filed Articles Supplementary (the "Articles Supplementary")
     establishing the terms of the Shares with the State Department of Assessments and Taxation of the State of Maryland.

          (h) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required. All of the contracts to which any of the Company, the Operating Partnership or the Subsidiaries is a party and which are material to the business and operations of the Company, the Operating Partnership or the Subsidiaries, taken as a whole, (i) have been duly authorized, executed and delivered by such entity, constitute valid and binding obligations of such entity and are enforceable against such entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief, or (ii) in the case of any contract to be executed on or before the Closing Date, will on the Closing Date be duly authorized, executed and delivered by the Company and/or a subsidiary, and constitute valid and binding agreements of such entity enforceable against each entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief.

          (i) The statements in the Prospectus under the headings "Description of Shares of Beneficial Interest," "Certain Provisions of Maryland Law and our Declaration of Trust and Bylaws," "Federal Income Tax Considerations", "Plan of Distribution", and "Risk Factors - Our Status as a REIT is dependent on compliance with federal income tax requirements," insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

          (j) Each of the Company and the Operating Partnership has full power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and constitutes a valid and binding agreement of the Company and the Operating Partnership and is enforceable against the Company and the Operating Partnership in accordance with the terms hereof, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

          (k) Title insurance in favor of the Company (or the Subsidiary which holds title to such property) is maintained with respect to each of the properties owned by the Company and the Subsidiaries in such amounts as are customary for publicly traded companies operating in the industry and sector in which the Company and the Subsidiaries operate, except, in each case, where the failure to maintain such title insurance would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

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     To the Company's knowledge, title insurance in favor of the mortgagee is maintained in an amount equal to the maximum commitment of the related loan.

          (l) The mortgages and deeds of trust encumbering the properties and assets of the Company and the Subsidiaries are not convertible into equity of the Company or its Subsidiaries nor does the Company or any Subsidiary hold a participating interest in any such mortgages or deeds of trust.

          (m) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (n) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus.

          (o) Neither the issue and sale of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to (i) the Declaration of Trust, charter or by-laws, partnership agreements, operating agreements or other organizational documents of the Company or any of the Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties.

          (p) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

          (q) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" in

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     the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein.

          (r) There are no pro forma, as adjusted, reclassified, restated or other financial statements which are required to be included or incorporated in the Registration Statement and Prospectus in accordance with Regulation S-X under the Rules and Regulations, and which are not so included or incorporated therein.

          (s) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating Partnership or any of the other Subsidiaries, or any of their respective partners, directors, trustees or officers in their capacity as such, or to which the Company, the Operating Partnership or any of the other Subsidiaries or its or their property is pending or, to the best knowledge of the Company and the Operating Partnership, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (t) There has not occurred any change, or any development involving a prospective change, in the financial condition and results of operation of the Company and the Subsidiaries from that set forth in the Prospectus, except as would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

          (u) Each description of a contract, document or other agreement in the Prospectus fairly reflects in all respects the material terms of the underlying document, contract or agreement. Each agreement described in the Prospectus or listed in the exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or a Subsidiary, as the case may be, in accordance with its terms.

          (v) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company or any of the Subsidiaries and any person that would give rise to a valid claim against the Company, any of the Subsidiaries or the Underwriters for a brokerage commission, finder's fee or other like payment in connection with the offering, issuance and sale of the Shares.

          (w) The Company and the Subsidiaries are currently in compliance with all presently applicable provisions of the Americans with Disabilities Act, except for such noncompliance which would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

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          (x) Each of the Company, the Operating Partnership and the
     Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted. Each of the Company and the Operating Partnership (either directly or through a Subsidiary) has, and after giving effect to the transactions described in the Registration Statement and Prospectus will have, good and marketable and insurable title to all real property described in, or that secure indebtedness identified in, the Prospectus as being or to be owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to, or incorporated by reference in, the Registration Statement and except those which do not and will not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole. All the property described in the Prospectus as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

          (y) Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its Declaration of Trust, charter or bylaws, partnership agreement, limited liability company agreement or other organizational documents, as applicable, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable.

          (z) KPMG LLP, who has audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules incorporated by reference into the Prospectus, were independent public accountants during the periods covered by their report on the consolidated financial statements with respect to the Company within the meaning of the Securities Act and the Rules and Regulations. PriceWaterhouseCoopers LLP are independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

               (aa) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

               (bb) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the

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          Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). The Company and the Subsidiaries are organized and operate in the manner described in the Registration Statement so that the Company meets the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder as currently in effect. Each Subsidiary, including without limitation, the Operating Partnership, that is a partnership or limited liability company will be treated as a partnership, and not as an association taxable as a corporation or a publicly traded partnership, for federal income tax purposes, except for e-Tenants LLC, which has elected to be taxed as a corporation.

               (cc) No labor problem or dispute with the employees of the Company or any of the Subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries' principal suppliers, contractors or customers, that could have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

               (dd) The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

               (ee) No consolidated Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock or other equity, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus (exclusive of any supplement thereto) and except that the Subsidiaries that are identified as "Joint Ventures" on Schedule I require the consent of the joint venture partners listed on Schedule I as a condition to making such payments or transfers and except that following an event of default under the loan documents encumbering the properties owned by a Subsidiary such Subsidiary may be prohibited from making distributions to the Company.

               (ff) The Company and the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

               (gg) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (hh) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               (ii) (i) The Company and the Subsidiaries are (A) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). Except as set forth in the Prospectus, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

                    (ii) In the ordinary course of its business, the Company
               periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

               (jj) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under
          Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA. The assets of the Company and the Subsidiaries do not, and as of the Closing Date will not, constitute "plan assets" under ERISA.

               (kk) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

               (ll) Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any director, trustee, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

               "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

               (mm) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

               (nn) Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, trustee, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

               (oo) The Company and its Subsidiaries are organized and operate in a manner so as to enable the Company to qualify as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Code and the rules and regulations thereunder as currently in effect, and the Company has elected to be taxed as a REIT under the Code commencing with the taxable year ending December 31, 1986. The Company intends to continue to qualify as a REIT for the foreseeable future.

               (pp) The Registration Statement was exempt from filing with the National Association of Securities Dealers, Inc. pursuant to, and in full compliance with, Conduct Rule 2710(b)(7)(C).

               (qq) Except as disclosed in the Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

               (rr) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company or any of its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries, taken as a whole, except for liabilities or obligations which are reflected in (or in documents incorporated into) the Registration Statement and the Prospectus.

               (ss) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act, and the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described or is not described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in (or in documents incorporated into) the Registration Statement and the Prospectus.

               (tt) On or prior to the Closing Date, the Shares will be registered pursuant to Section 12(b) of the Exchange Act and will have been approved for listing, subject to notice of issuance, on the New York Stock Exchange, Inc. (the "NYSE"), and the Company has not taken and will not take any action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act, nor has the

          Company received any notification that the Commission is contemplating terminating such registration.

               (uu) The statistical and market-related data, if any, included in the Prospectus are based on or derived from sources which the Company believes, in good faith, to be reliable and accurate.

               (vv) The conditions for use of Form S-3 under the Securities Act, as set forth in the General Instructions thereto, have been satisfied. During the period of at least the last 24 calendar months prior to the date of this Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the period of at least the last 36 calendar months preceding the filing of the Registration Statement, the Company has filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. Immediately preceding the filing of the Registration Statement, the aggregate market value of the Company's voting stock held by non-affiliates of the Company was equal to or greater than $150 million.

               (ww) The Company has not prior to the date hereof offered or sold any securities which would be "integrated" with the offer and sale of the Shares pursuant to the Registration Statement. Except as described in the Registration Statement and the Prospectus or in filings made by the Company with the Commission prior to the date hereof, the Company has not sold or issued any of its common shares, preferred shares, any other equity security of the Company or the Subsidiaries and any security convertible into, or exercisable or exchangeable for, any of its common shares, preferred shares or other such equity security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of Company common stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans, pursuant to outstanding options, rights or warrants as described in the Prospectus.

               (xx) The Company's Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") have reviewed the Prospectus and the Prospectus Supplement (including, without limitation, all documents incorporated therein by reference). Based on the knowledge of the CEO and the CFO, the Prospectus and the Prospectus Supplement do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the matters discussed therein and, with respect to each incorporated document, each period covered by such report. Based on the knowledge of the CEO and CFO, the financial statements, and other financial information included in the Prospectus and the Prospectus Supplement, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented. The CEO and CFO are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and have (i) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the periods in which the Prospectus was being prepared, (ii) evaluated the effectiveness of the Company's disclosure controls and procedures and (iii) disclosed in the Prospectus any change in the Company's internal control over financial reporting that occurred during the third quarter of 2003 that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     Any certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company and by the Operating Partnership, as to matters covered thereby, to each Underwriter.

     2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $24.2125 per share, the Firm Shares set forth opposite such Underwriter's name in Schedule I hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 300,000 in the aggregate Additional Shares at the same purchase price per share as the Underwriters shall pay for the Firm Shares. Such option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. Such option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by Wachovia to the Company setting forth the number of shares of the Additional Shares as to which the several Underwriters are exercising the option and the settlement date. In the event that the Underwriters exercise less than their full over-allotment option, the number of Additional Shares to be sold by the Company to each Underwriter shall be, as nearly as practicable, in the same proportion as the maximum number of Additional Shares to be sold by the Company and the number of Additional Shares to be sold. The number of Additional Shares to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Additional Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Shares, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

     3. Delivery and Payment. Delivery of and payment for the Firm Shares and the Additional Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the first Business Day (as defined herein) prior to the Closing Date) shall be made at 10:00 AM, New York City time, on February 27, 2004, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriters shall designate, which date and time may be postponed by agreement among the Underwriters and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Shares being herein called the "Closing Date"). Delivery of the Shares shall be made to Wachovia for the respective accounts of the several Underwriters against payment by the several Underwriters through Wachovia of the purchase price of the Shares being sold by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Firm Shares and the Additional Shares shall be made through the facilities of The Depository Trust Company unless Wachovia shall otherwise instruct.

If the option provided for in Section 2(b) hereof is exercised after the first Business Day prior to the Closing Date, the Company will deliver the Additional Shares (at the expense of the Company) to Wachovia, at 301 South College Street, Charlotte, North Carolina 28288, on the date specified by Wachovia (which shall be within three Business Days after exercise of such option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through Wachovia of the purchase price thereof by wire transfer payable in same-day funds to the account specified by the Company. If settlement for the Additional Shares occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Additional Shares and the obligation of the Underwriters to purchase the Additional Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

     5. Agreements. The Company agrees with the several Underwriters that:

          (a) The Company will cause the Prospectus Supplement to be filed as required by Section 1(a) hereof (but only if the Underwriters or Underwriter' Counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Underwriters promptly of such filing.

          (b) The Company will notify you (and, if requested by you, will confirm such notice in writing) of (i) any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (ii) the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (iv) the receipt of any comments from the Commission, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will prepare and file with the Commission, promptly upon the Underwriters' request, any amendments or supplements to the Registration Statement or the Prospectus that, in the Underwriters' opinion, may be necessary or advisable in connection with the Underwriters' distribution of the Shares; and the Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

          (c) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

          (d) The Company shall comply with the Securities Act, the Exchange Act and the Rules and Regulations to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Exchange Act or the Rules and Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (at the expense of the Company and in form and substance satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

          (e) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and the Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (f) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Section 5(b) of the Securities Act.

          (g) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits) and, so long as delivery of a prospectus by an Underwriter or a dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (h) During the period of two years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to security holders, and the Company will deliver to you (i) as soon as practicable after the filing thereof, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company are listed (but only to the extent such reports and financial statements are not publicly available on EDGAR); and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request; provided, however, in the case of clause (ii), that to the extent that the furnishing of such information to you would, in the reasonable judgment of the Company, require the Company to make public disclosure thereof pursuant to Regulation FD under the Exchange Act, you shall execute and deliver to the Company a confidentiality agreement in form and substance reasonably satisfactory to the Company as a precondition to receipt of the requested information.

          (i) The Company will arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as the Underwriters may designate, will maintain such qualifications in effect so long as required for the distribution of the Shares and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

          (j) The Company will apply the net proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

          (k) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

          (l) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and will use its best efforts to cause the Company's trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

          (m) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (n) The Company will not be or become, at any time prior to the expiration of three years after the date of the Agreement, an "investment company," as such term is defined in the Investment Company Act.

          (o) The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code for each of its taxable years for so long as the Board of Trustees of the Company deems it in the best interests of the Company's stockholders to remain so qualified.

          (p) For a period commencing on the date hereof and ending 45 days following the date of the Prospectus, without the prior written consent of Wachovia, the Company shall not authorize or effect the sale or issuance, or agree to sell or issue, any shares of Series D Preferred Shares or any parity or senior equity securities with respect to the Series D Preferred Shares (as to dividend rights, or rights upon liquidation, dissolution or winding up), except for the sales to the Underwriters pursuant to this Agreement.

          (q) Prior to the Closing Date, the Company will execute and file with the Maryland State Department of Assessments and Taxation (the "SDAT") the Articles Supplementary to its Declaration of Trust establishing the terms of the Series D Preferred Stock. The Company shall first provide the form of Articles Supplementary to counsel to the Underwriters and shall not file any form of Articles Supplementary to which counsel to the Underwriters has objected.

          (r) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Operating Partnership will pay, or reimburse if paid by the Underwriters, all fees, costs and expenses (including, without limitation, the fees, disbursements and expenses of the counsel and accountants of the Company and the Subsidiaries) incident to the performance of the obligations of the Company and the Operating Partnership under this Agreement, including but not limited to fees, costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any Preliminary Prospectus and Prospectus Supplement, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) filings required to be made by or on behalf of the Company or the Underwriters and the fees and disbursements and other charges (other than counsel for the Underwriters) in connection therewith and filings to be made by the Company with the Commission, and the fees, disbursements and other charges of counsel for the Company in connection therewith, (vi) the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions designated pursuant to Section 4(f), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final blue sky memoranda, (vii) counsel to the Company and any surveyors, engineers, appraisers, photographers, accountants and other professionals engaged by or on behalf of the Company, (viii) transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (ix) costs and charges of any transfer agent, registrar or depositary, (x) the preparation and filing of the registration statement on Form 8-A relating to the Shares and all costs and expenses incident to listing the Shares on the NYSE, (xi) the review and qualification of the offering of the Shares by the

     NASD, including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and (xii) the costs and expenses of the Company and the Operating Partnership relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and the Operating Partnership and any such consultants, and the cost of any aircraft chartered in connection with the road show. It being understood, however, that except as provided in this Section and Section 8 entitled "Indemnification and Contribution" and Section 9 entitled "Default by an Underwriter", the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Firm Shares and the Additional Shares, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Operating Partnership made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Operating Partnership of their respective obligations hereunder and to the following additional conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the Offering may commence, such post-effective amendment shall have become effective not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by you; at the Closing Date, the Shares shall have been approved for listing on the NYSE upon official notice of issuance; the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) in a timely fashion in accordance with Section 4(a) hereof; and, at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission, nor shall any state securities authority have suspended the qualification or registration of the Shares for offering or sale in any jurisdiction and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters and the Underwriters' Counsel.

          (b) The Underwriters shall not have advised the Company that the Registration Statement or any amendment thereto contains an untrue statement of fact that in the opinion of the Underwriters or the Underwriters' Counsel is material or omits to state a material fact that in the opinion of the Underwriters or the Underwriters' Counsel is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the opinion of the Underwriters or the Underwriters' counsel is material or omits to state a material fact that in the opinion of the Underwriters or the Underwriters' counsel is material and is required to be stated therein or necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading.

          (c) The Company shall have requested and caused Pepper Hamilton LLP, counsel for the Company, to have furnished to Wachovia, as lead manager, their opinion dated the Closing Date and addressed to the Underwriters to the effect set forth in Exhibit A attached hereto. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Pennsylvania, Maryland and Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

          (d) Wachovia, as lead manager, shall have received from Paul, Hastings, Janofsky & Walker LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as Wachovia may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the President and Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

               (iv) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) believes that as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) does not know of any event that has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

               (v) Since the execution and delivery of the Underwriting Agreement and prior to the Closing Date and the Option Closing Date, there has not occurred any downgrading in the rating accorded the Company or any securities of the Company by any rating agency nor has any notice been given to the Company or any of the Subsidiaries of (A) any intended or potential downgrading by any rating agency in such securities, or (B) any review or possible change by any rating agency that does not indicate a stable, positive or improving rating accorded such securities.

          (f) The Company shall have requested and caused KPMG LLP and PriceWaterhouseCoopers LLP ("PWC") to have furnished to the Underwriters, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to Wachovia.

          (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of Wachovia, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

          (h) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of the Subsidiaries or any of their respective officers or directors or trustees, as the case may be, in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding it is reasonably probable that an unfavorable ruling, decision or finding would have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

          (i) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Representatives may reasonably request.

          (j) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (k) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Underwriters.

          (l) The Company shall have complied with the provisions of Section 4(d) hereof with respect to the furnishing of Prospectuses.

          (m) Prior to the Closing Date, the Company shall have duly filed the Articles Supplementary with the State Department of Assessments and Taxation of Maryland.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to Wachovia and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by Wachovia. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Paul, Hastings, Janofsky & Walker LLP, counsel for the Underwriters, at 75 East 55th Street, New York, New York 10022, on the Closing Date.

     7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Company will reimburse the Underwriters severally through

Wachovia on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

     8. Indemnification and Contribution.

          (a) The Company will indemnify and hold each Underwriter, its directors, officers, employees and agents and each person, if any, who controls it within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act harmless from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any Underwriter, or any such person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or any Subsidiary or based on written information furnished by or on behalf of the Company or any Subsidiary filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission,
     (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it, in the light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability, expense or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause
     (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, damage, liability, expense or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); provided, that the Company will not be liable to the extent that such loss, claim, damage, liability, expense or action arises from the sale of the Shares in the public offering to any person by any Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by such Underwriter expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. The Company acknowledges that the statements set forth on the cover page regarding delivery of the Shares and, under the heading "Underwriting," the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in any Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its trustees, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth on the cover page regarding delivery of the Shares and, under the heading "Underwriting," the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in any Preliminary Prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
     (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a), (b) or
     (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Operating Partnership, jointly and severally, and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Operating Partnership and the Underwriters, may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand, and by the Underwriters on the other from the offering of the Shares; provided, however, that in no case shall (i) any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Operating Partnership, jointly and severally, and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand and of the Underwriters, on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Operating Partnership shall be deemed to be equal to the total net proceeds from the Offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Operating Partnership on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an

     Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each trustee of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Shares set forth opposite their names in Schedule I hereto bears to the aggregate amount of Shares set forth opposite the names of all the remaining Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Shares set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriter, the Operating Partnership or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Operating Partnership and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     10. Termination. This Agreement shall be subject to termination in the absolute discretion of Wachovia, by notice given to the Company prior to delivery of and payment for the Shares if at any time prior to such time (A) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings business affairs or business prospects of the Company; or (B) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (C) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or if trading on the NYSE shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by the NYSE or by order of the Commission or any other governmental authority having jurisdiction; or (D) if a banking moratorium has been declared by any state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective or if a material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (E) (i) there has occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (ii) there shall have been any other such calamity or crisis or any change in political, financial or economic conditions, if the effect of any such event in (i) or (ii) as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities, contribution agreements and other statements of the Company or the Operating Partnership or its officers or partners and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Operating Partnership or the Company or any of the officers, directors, trustees, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     12. Notices. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

          (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Wachovia Capital Markets, LLC, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288 Attention: Debt Capital Markets, with a copy to Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, Attention: Luke P. Iovine, III, Esq.;

          (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to such party c/o Brandywine Realty Trust, 401 Plymouth Road, Suite 500, Plymouth Meeting, Pennsylvania 19462, attention of the Legal Department, with a copy to Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, Pennsylvania, 19103,
     Attention: Michael Friedman, Esq.

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to you, which address will be supplied to any other party hereto by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, trustees, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

     14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(i)(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

          "Prospectus" shall mean the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a) hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                                  * * * * * *

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Operating Partnership and the several Underwriters.


                              Very truly yours,


                              BRANDYWINE REALTY TRUST


                              By:  _____________________________________________
                                   Name: Gerard H. Sweeney
                                   Title:  President and Chief Executive Officer


                              BRANDYWINE OPERATING
                              PARTNERSHIP, L.P.

                              By:  Brandywine Realty Trust, its general partner


                              By:  _____________________________________________
                                   Name: Gerard H. Sweeney
                                   Title:  President and Chief Executive Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

WACHOVIA CAPITAL MARKETS, LLC

         On their behalf and on behalf of each
         of the several underwriters named in Schedule 1 hereto.

By:  WACHOVIA CAPITAL MARKETS, LLC


By:  _____________________________________
     Authorized Signatory

                                   SCHEDULE I

--------------------------------------- -------------------------------------
Underwriter                                 Number of Underwritten Shares
--------------------------------------- -------------------------------------
Wachovia Capital Markets, LLC                          700,000
--------------------------------------- -------------------------------------
Bear, Stearns & Co. Inc.                               650,000
--------------------------------------- -------------------------------------
Raymond James & Associates, Inc.                       650,000
--------------------------------------- -------------------------------------

                                   SCHEDULE II

                             BRANDYWINE REALTY TRUST
                                  SUBSIDIARIES

-------------------------------------------- -----------------------------------------------
     LIMITED PARTNERSHIP                                         PARTNERS
        SUBSIDIARIES                                        (Capital/Profits)
-------------------------------------------- -----------------------------------------------
AAPOP 1, L.P., a Delaware limited            AAP Sub One, Inc.-- GP - 1%
partnership
                                             Atlantic American Properties Trust-- GP - 98%
                                             and LP - 1%
-------------------------------------------- -----------------------------------------------
AAPOP 2, L.P., a Delaware limited            Brandywine Witmer, L.L.C.-- GP - 0.5%
partnership
                                             Witmer Operating Partnership I, L.P. -- GP -
                                             98.5% and LP - 1%
-------------------------------------------- -----------------------------------------------
Brandywine Ambassador, L.P., a               Brandywine Ambassador, L.L.C. - GP-1%
Pennsylvania limited partnership
                                             BOP - LP 99%
-------------------------------------------- -----------------------------------------------
Brandywine Central, L.P., a Pennsylvania     Brandywine F.C., LP-- GP. - 98%
limited partnership
                                             BTRS, Inc. -- LP. - 2%
-------------------------------------------- -----------------------------------------------
Brandywine Cira, L.P., a Pennsylvania        BOP -- LP 99%
limited partnership
                                             Brandywine Cira, LLC -- GP -- 1%
-------------------------------------------- -----------------------------------------------
Brandywine Croton, L.P., a Pennsylvania      Brandywine Grande B, L.P.
limited partnership
                                             LP - 99%

                                             Brandywine Croton, LLC - GP-1%
-------------------------------------------- -----------------------------------------------
Brandywine Dominion, L.P., a Pennsylvania    Brandywine Dominion, LLC-- GP - 1%
limited partnership
                                             BOP(1)  -- LP - 99%
-------------------------------------------- -----------------------------------------------
Brandywine F.C., L.P., a Pennsylvania        Brandywine F.C., L.L.C.-- GP - 1%
limited partnership
                                             BOP-- LP-- 99%
-------------------------------------------- -----------------------------------------------
Brandywine Grande B, L.P., a Delaware        Brandywine Grande B Corp.-- GP - 1%
limited partnership
                                             BOP-- LP - 99%
-------------------------------------------- -----------------------------------------------

-------------------------------------------- -----------------------------------------------
     LIMITED PARTNERSHIP                                         PARTNERS
        SUBSIDIARIES                                        (Capital/Profits)
-------------------------------------------- -----------------------------------------------
Brandywine Grande C, L.P., a Delaware        Brandywine Grande C Corp. - GP 1%
limited partnership
                                             BOP - LP - 99%
-------------------------------------------- -----------------------------------------------
Brandywine I.S., L.P., a Pennsylvania        Brandywine I.S., LLC-- GP - 1%
limited partnership
                                             BOP-- LP 99%
-------------------------------------------- -----------------------------------------------
Brandywine Metroplex, L.P., a Pennsylvania   Brandywine Metroplex, LLC - GP - 1%
limited partnership
                                             BOP - LP - 99%
-------------------------------------------- -----------------------------------------------
Brandywine Norriton, L.P., a Pennsylvania    Brandywine Norriton, L.L.C.-- GP 1%
limited partnership
                                             BOP -- 99%
-------------------------------------------- -----------------------------------------------
Brandywine Operating Partnership, L.P., a    BRT-- GP and LP(2)
Delaware limited partnership
                                             LP's (other than BRT)(2)
-------------------------------------------- -----------------------------------------------
Brandywine P.M., L.P., a Pennsylvania        Brandywine P.M., LLC-- GP - 1%
limited partnership
                                             BOP-- LP 99%
-------------------------------------------- -----------------------------------------------
Brandywine TB Florig, L.P., a Pennsylvania   Brandywine TB Florig, LLC - GP - 1%
limited partnership
                                             BOP-- LP 99%
-------------------------------------------- -----------------------------------------------
Brandywine TB Inn, L.P., a Pennsylvania      Brandywine TB Inn, L.L.C.-- GP - 1%
limited partnership
                                             BOP - LP 99%
-------------------------------------------- -----------------------------------------------
Brandywine TB I, L.P., a Pennsylvania        Brandywine TB I LLC-- GP - 1%
limited partnership
                                             BOP-- LP - 99%
-------------------------------------------- -----------------------------------------------
Brandywine TB II, L.P., a Pennsylvania       Brandywine TB II LLC-- GP - 1%
limited partnership
                                             BOP-- LP - 99%
-------------------------------------------- -----------------------------------------------

-------------------------------------------- -----------------------------------------------
     LIMITED PARTNERSHIP                                         PARTNERS
        SUBSIDIARIES                                        (Capital/Profits)
-------------------------------------------- -----------------------------------------------
Brandywine TB V, L.P., a Pennsylvania        Brandywine TB V, L.L.C.-- GP - 1%
limited partnership
                                             BOP-- LP - 99%
-------------------------------------------- -----------------------------------------------
Brandywine TB VI, L.P., a Pennsylvania       Brandywine TB VI, L.L.C.-- GP - 1%
limited partnership
                                             BOP-- LP - 99%
-------------------------------------------- -----------------------------------------------
Brandywine TB VIII, L.P., a Pennsylvania     Brandywine TB VIII, L.L.C. -  GP - 1%
limited partnership
                                             BOP--LP-99%
-------------------------------------------- -----------------------------------------------
C/N Iron Run Limited Partnership III, a      BOP-- GP - 2%
Pennsylvania limited partnership
                                             BOP-- LP - 87%

                                             WOP(3) -- LP - 11%
-------------------------------------------- -----------------------------------------------
C/N Leedom Limited Partnership II, a         BOP-- GP - 89%
Pennsylvania limited partnership
                                             WOP-- LP - 11%
-------------------------------------------- -----------------------------------------------
C/N Oaklands Limited Partnership I, a        WOP-- GP - 88.9%
Pennsylvania limited partnership
                                             BOP-- LP - .1%

                                             WOP-- LP - 11%
-------------------------------------------- -----------------------------------------------
C/N Oaklands Limited Partnership III, a      BOP-- GP - 2%
Pennsylvania limited partnership
                                             BOP-- LP - 87%

                                             WOP-- LP - 11%
-------------------------------------------- -----------------------------------------------
Eight Oliver/Brandywine Partner, L.P., a     Brandywine TB VIII L.P. - LP - 50%
Pennsylvania limited partnership
                                             Donald W. Pulver LP - 1%

                                             Eight Oliver Tower Associates - GP - 49%
-------------------------------------------- -----------------------------------------------
e-Tenants.com Holding, L.P., a               BOP - GP - 99%
Pennsylvania limited partnership
                                             BTRS, Inc. - LP - 1%
-------------------------------------------- -----------------------------------------------

-------------------------------------------- -----------------------------------------------
     LIMITED PARTNERSHIP                                         PARTNERS
        SUBSIDIARIES                                        (Capital/Profits)
-------------------------------------------- -----------------------------------------------
Fifteen Horsham, L.P., a Pennsylvania        WOP-- GP - 1%
limited partnership
                                             BOP-- LP 1%

                                             WOP-- LP - 98%
-------------------------------------------- -----------------------------------------------
Iron Run Limited Partnership V, a            BOP-- GP - 2%
Pennsylvania limited partnership
                                             BOP-- LP - 87%

                                             WOP-- LP - 11%
-------------------------------------------- -----------------------------------------------
LC/N Horsham Limited Partnership, a          WOP-- GP - 88.9%
Pennsylvania limited partnership
                                             BOP-- LP - .1%

                                             WOP-- LP - 11%
-------------------------------------------- -----------------------------------------------
LC/N Keith Valley Limited Partnership I, a   WOP -- GP - 88.9% Pennsylvania
limited partnership
                                             BOP-- LP - .1%

                                             WOP-- LP - 11%
-------------------------------------------- -----------------------------------------------
Newtech IV Limited Partnership, a            WOP-- GP - 88.9%
Pennsylvania limited partnership
                                             BOP-- LP - .1%

                                             WOP-- LP - 11%
-------------------------------------------- -----------------------------------------------
Nichols Lansdale Limited Partnership III,    WOP-- GP - 88.9% / 98.9%
a Pennsylvania limited partnership
                                             BOP-- LP - 11.1% / 1.1%
-------------------------------------------- -----------------------------------------------
Witmer Operating Partnership I, L.P., a      Brandywine Witmer, LLC-- GP - 1% /1%
Delaware limited partnership
                                             BOP-- LP - 99% / 99%
-------------------------------------------- -----------------------------------------------
100 Arrandale Associates, L.P., a            BOP-- GP-- 2% / 2%
Pennsylvania limited partnership(4)
                                             BOP-- LP-- 87% / 97%

                                             Prentiss -- 11% / 1%
-------------------------------------------- -----------------------------------------------

-------------------------------------------- -----------------------------------------------
     LIMITED PARTNERSHIP                                         PARTNERS
        SUBSIDIARIES                                        (Capital/Profits)
-------------------------------------------- -----------------------------------------------
111 Arrandale Associates, L.P., a            BOP-- GP-- 2% / 2%
Pennsylvania limited partnership(4)
                                             BOP-- LP-- 87% / 97%

                                             Prentiss -- 11% / 1%
-------------------------------------------- -----------------------------------------------
440 Creamery Way Associates, L.P., a         BOP-- GP-- 2% / 2%
Pennsylvania limited partnership(4)
                                             BOP-- LP-- 87% / 97%

                                             Prentiss -- 11% / 1%
-------------------------------------------- -----------------------------------------------
442 Creamery Way Associates, L.P., a         BOP-- GP-- 2% / 2%
Pennsylvania limited partnership(4)
                                             BOP-- LP-- 87% / 97%

                                             Prentiss -- 11% / 1%
-------------------------------------------- -----------------------------------------------
481 John Young Way Associates, L.P., a       BOP-- GP-- 2% / 2%
Pennsylvania limited partnership(4)
                                             BOP-- LP-- 87% / 97%

                                             Prentiss -- 11% / 1%
-------------------------------------------- -----------------------------------------------


-------------------------------------------- -----------------------------------------------
            GENERAL PARTNERSHIP                           OWNERSHIP STRUCTURE
-------------------------------------------- -----------------------------------------------
Brandywine 55 Ames Court Partnership, a      Brandywine Axinn I, LLC-- GP - 50%
New York general partnership
                                             Brandywine Axinn II, LLC -- GP - 50%
-------------------------------------------- -----------------------------------------------
Brandywine Broad Street Partnership, a New   Brandywine Axinn I, LLC-- GP - 50%
York general partnership
                                             Brandywine Axinn II, LLC -- GP - 50%
-------------------------------------------- -----------------------------------------------
Interstate Center Associates, a Virginia     BOP-- 50%
general partnership
                                             Brandywine Interstate 50, L.L.C. - 50%
54-1815494
-------------------------------------------- -----------------------------------------------

-------------------------------------------- -----------------------------------------------
            GENERAL PARTNERSHIP                           OWNERSHIP STRUCTURE
-------------------------------------------- -----------------------------------------------
Iron Run Venture II, a Pennsylvania          Atlantic American Land Development, Inc. -
general partnership                          44.2617%

                                             AAPOP 1, LP - GP - 55.7383%
-------------------------------------------- -----------------------------------------------
IR Northlight II Associates, a               AAPOP 2, LP-- GP - 50%
Pennsylvania general partnership
                                             BOP-- GP - 50%
23-2926116
-------------------------------------------- -----------------------------------------------
Plymouth TFC, General Partnership, a         Brandywine P.M. LP-- GP - 50%
Pennsylvania general partnership
                                             WOP -- 50%
-------------------------------------------- -----------------------------------------------



-------------------------------------------- -----------------------------------------------
          CORPORATE SUBSIDIARIES                              SHAREHOLDERS
-------------------------------------------- -----------------------------------------------
AAP Sub One, Inc., a Delaware corporation    Atlantic American Properties Trust  - 100%
-------------------------------------------- -----------------------------------------------
Atlantic American Land Development, Inc.,    AAPOP 1, LP - 100%
a Delaware corporation
-------------------------------------------- -----------------------------------------------
Brandywine Grande B Corp., a Delaware        BRT -- 100%
corporation
-------------------------------------------- -----------------------------------------------
Brandywine Grande C Corp., a Delaware        BRT 100%
corporation
-------------------------------------------- -----------------------------------------------
Brandywine Holdings, I, Inc., a              BRT -- 100%
Pennsylvania corporation
-------------------------------------------- -----------------------------------------------
Brandywine Realty Services Corporation, a    BOP -- 9,500 Common Shares
Pennsylvania corporation
                                             BRSP(8) --  500 Common Shares
-------------------------------------------- -----------------------------------------------

-------------------------------------------- -----------------------------------------------
          CORPORATE SUBSIDIARIES                              SHAREHOLDERS
-------------------------------------------- -----------------------------------------------
BTRS, Inc., a Delaware corporation           BOP - 100%
-------------------------------------------- -----------------------------------------------
Southpoint Land Holdings, Inc., a            BOP -- 89 Shares
Pennsylvania corporation(7)
                                             Prentiss - 11 Shares
-------------------------------------------- -----------------------------------------------
Valleybrooke Land Holdings, Inc., a          BOP-- 89 Shares
Pennsylvania corporation(7)
                                             Prentiss - 11 Shares
-------------------------------------------- -----------------------------------------------



-------------------------------------------- ------------------------------------------------
  LIMITED LIABILITY COMPANY SUBSIDIARIES                         MEMBERS
-------------------------------------------- ------------------------------------------------
Brandywine Ambassador, L.L.C., a             BOP - 100%
Pennsylvania limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Axinn I, LLC, a Delaware          BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Axinn II, LLC, a Delaware         BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Brokerage Services, LLC, a New    BRSCO - - 100%
Jersey limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Charlottesville LLC, a Virginia   BOP - 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Christina LLC, a Delaware         BOP - 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Cira, LLC, a Pennsylvania         BOP -- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Croton, LLC, a Pennsylvania       Brandywine Grande B, L.P. - 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Dabney, L.L.C., a Delaware        BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------

-------------------------------------------- ------------------------------------------------
  LIMITED LIABILITY COMPANY SUBSIDIARIES                         MEMBERS
-------------------------------------------- ------------------------------------------------
Brandywine Dominion, L.L.C., a               BOP-- 100%
Pennsylvania limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine F.C., L.L.C., a Pennsylvania      BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine I.S., L.L.C., a Pennsylvania      BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Interstate 50,  L.L.C., a         BOP-- 100%
Delaware limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine - Main Street, LLC, a             BOP -- 99%
Delaware limited liability company           Brandywine Acquisitions, LLC -- 1%
-------------------------------------------- ------------------------------------------------
Brandywine Metroplex LLC., a Pennsylvania    BOP - 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Norriton, L.L.C., a               BOP-- 99%
Pennsylvania limited liability company
                                             Norriton Corp. -- 1%
-------------------------------------------- ------------------------------------------------
Brandywine P.M., L.L.C., a Pennsylvania      BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Piazza, L.L.C., a New Jersey      BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Plaza 1000, L.L.C., a New         BOP-- 100%
Jersey limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Promenade, L.L.C., a New Jersey   BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine TB Florig, LLC, a Pennsylvania    BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------

-------------------------------------------- ------------------------------------------------
  LIMITED LIABILITY COMPANY SUBSIDIARIES                         MEMBERS
-------------------------------------------- ------------------------------------------------
Brandywine TB Inn, L.L.C., a Pennsylvania    BOP - 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine TB I, L.L.C., a Pennsylvania      BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine TB II, L.L.C., a Pennsylvania     BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine TB V, L.L.C., a Pennsylvania      BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine TB VI, L.L.C., a Pennsylvania     BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine TB VIII, L.L.C., a Pennsylvania   BOP --100%
limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Trenton Urban Renewal, L.L.C.,    BOP -BRT
a Delaware limited liability company
-------------------------------------------- ------------------------------------------------
Brandywine Witmer, L.L.C., a Pennsylvania    BOP-- 100%
limited liability company
-------------------------------------------- ------------------------------------------------
Christiana Center Operating Company I LLC,   BOP -- Member - 100%
a Delaware limited liability company
-------------------------------------------- ------------------------------------------------
Christiana Center Operating Company II       BOP -- Member - 100%
LLC, a Delaware limited liability company
-------------------------------------------- ------------------------------------------------

-------------------------------------------- ------------------------------------------------
  LIMITED LIABILITY COMPANY SUBSIDIARIES                         MEMBERS
-------------------------------------------- ------------------------------------------------
Christiana Center Operating Company III      BOP -- Member - 100%
LLC, a Delaware limited liability company
-------------------------------------------- ------------------------------------------------
e-Tenants LLC, a Delaware limited            e-Tenants.com Holding, L.P.
liability company
-------------------------------------------- ------------------------------------------------



--------------------------------------------------------------------------------------------
              JOINT VENTURES                          BRANDYWINE MEMBERS/PARTNERS
--------------------------------------------------------------------------------------------
Brandywine Industrial Partnership, L.P., a  BB&K GP, BB&K LP Business Trust, BOP and
Delaware limited partnership                Nichols Lansdale Limited Partnership III
--------------------------------------------------------------------------------------------
1000 Chesterbrook Boulevard Partnership, a  Brandywine Dominion, LP -- GP - 50%
Pennsylvania general partnership
--------------------------------------------------------------------------------------------
PJP Building Two, L.C., a Virginia limited  Brandywine Charlottesville, LLC-- 30%
liability company
                                            Pavilion Holdings, LLC -- 20%

                                            Worrell Land Development Company, L.C. f/k/a

                                            Worrell Land and Cattle Company, L.C. -- 50%
--------------------------------------------------------------------------------------------
PJP Building Five, L.C., a Virginia         Brandywine Charlottesville, LLC-- 25%
limited liability company
                                            Pavilion Holdings, LLC -- 25%

                                            Worrell Land and Development Company, L.C.-- 50%
--------------------------------------------------------------------------------------------
Two Tower Bridge Associates, a              Brandywine TB II, LP-- GP - 35%
Pennsylvania limited partnership
--------------------------------------------------------------------------------------------
Four Tower Bridge Associates, a             Brandywine TB I, LP-- GP - 65%
Pennsylvania limited partnership
--------------------------------------------------------------------------------------------
Five Oliver/Brandywine Partner, L.P., a     Brandywine TB V, L.P.-- GP - 50%
Pennsylvania Limited Partnership
                                            Five Oliver Tower Associates -- GP - 49%

                                            Donald W. Pulver-- LP - 1%
--------------------------------------------------------------------------------------------

------------------------------------------- ------------------------------------------------
              JOINT VENTURES                          BRANDYWINE MEMBERS/PARTNERS
------------------------------------------- ------------------------------------------------
Five Tower Bridge Associates, a             Five Oliver/Brandywine Partner, L.P.-- LP -- 30%
Pennsylvania limited partnership
--------------------------------------------------------------------------------------------
Six Tower Bridge Associates, a              Brandywine TB VI, LP-- GP - 65%
Pennsylvania limited partnership
--------------------------------------------------------------------------------------------
Eight Tower Bridge Development Associates,  Eight Oliver/Brandywine Partner, L.P.-- GP--
a Pennsylvania limited partnership          11% [A BRT subsidiary, Brandywine TB VIII,
                                            L.P., is a 50% limited partner in this entity.]

                                            Eight Tower Bridge - VEF II, LLC-- LP-- 89%
--------------------------------------------------------------------------------------------
Tower Bridge Inn Associates, a              Brandywine TB Inn, L.P.-- GP - 50%
Pennsylvania limited partnership

                                            Oliver Tower Inn Associates -- GP - 23.1829%

                                            Tower Bridge Partners -- LP - 23.1889%

                                            Centre Consho, LLC -- LP - 3.6222%
--------------------------------------------------------------------------------------------
Macquarie BDN LLC, a Delaware limited       BOP - 20%; Macquarie Office LLC - 80%
liability company
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                CONDOMINIUM                                   UNIT OWNERS
--------------------------------------------------------------------------------------------
Allendale Road Corporate Center, a           BOP owns all units
Pennsylvania Condominium Association
--------------------------------------------------------------------------------------------
Greentree Executive Campus 1001-03           BOP owns 2 units
Association, Inc., a New Jersey non-profit
corporation                                  1001 Greentree Associates, L.L.C. owns 1 Unit.
--------------------------------------------------------------------------------------------
Princeton Pike V, VI & VII Condominium       BOP owns all units
Association, Inc., a New Jersey condominium
association
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                   TRUST                                        TRUSTEES
--------------------------------------------------------------------------------------------
Atlantic American Properties Trust, a        BOP -- Common Shares - 100%
Maryland real estate investment trust

                                             100 BRT Employees -- Preferred Shares - 100%
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                   PARENT                                        TRUSTEES
----------------------------------------------------------------------------------------------
Brandywine Realty Trust, a Maryland
real estate investment trust
----------------------------------------------------------------------------------------------

(1) Brandywine Operating Partnership, LP, referred to as "BOP," is a Delaware limited partnership.

(2)  Per BOP Unit Registry.

(3) Witmer Operating Partnership I, L.P., referred to as "WOP," is a Delaware limited partnership.

(4) The minority interest in these entities is subject to put/call rights under which BOP will ultimately acquire the minority interests.

                                  SCHEDULE III

                            List of Options, Warrants
                        and Other Convertible Securities

                                     Options

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name                            Date of Grant                Exercise Price               Ending Balance
------------------------------- ---------------------------- ---------------------------- ----------------------------
Axinn, Don                      10/6/98                      24.00                        50,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Axinn, Don                      10/6/98                      26.40                        50,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     100,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   1/2/98                       25.25                        6,587
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   7/1/99                       25.25                        3,297
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   1/2/98                       27.78                        7,708
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   7/1/99                       27.78                        3,857
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   1/2/98                       29.04                        8,314
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   7/1/99                       29.04                        4,161
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     33,924
------------------------------- ---------------------------- ---------------------------- ----------------------------
Griffith, Jr., Al               1/2/98                       27.78                        2,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     2,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Hamer, Mark                     10/6/98                      24.00                        50,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Hamer, Mark                     10/6/98                      26.40                        50,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     100,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Martin, Tim                     1/2/98                       27.78                        7,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     7,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
McCawley, Joe                   1/2/98                       27.78                        5,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     5,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Molotsky, Brad                  7/1/99                       25.25                        6,594
------------------------------- ---------------------------- ---------------------------- ----------------------------
Molotsky, Brad                  1/2/98                       27.78                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Molotsky, Brad                  7/1/99                       27.78                        7,715
------------------------------- ---------------------------- ---------------------------- ----------------------------
Molotsky, Brad                  1/2/98                       29.04                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Molotsky, Brad                  7/1/99                       29.04                        8,322
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     47,631
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Jr., Tony              1/2/98                       25.25                        19,792
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Jr., Tony              1/2/98                       27.78                        23,159
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Jr., Tony              1/2/98                       29.04                        24,944
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     67,895
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Sr., Tony              1/2/98                       25.25                        197,923
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Sr., Tony              1/2/98                       27.78                        231,597
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Sr., Tony              1/2/98                       29.04                        249,438
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     678,958
------------------------------- ---------------------------- ---------------------------- ----------------------------
Redd, William                   6/1/99                       25.25                        6,726
------------------------------- ---------------------------- ---------------------------- ----------------------------
Redd, William                   6/1/99                       27.78                        7,870
------------------------------- ---------------------------- ---------------------------- ----------------------------
Redd, William                   6/1/99                       29.04                        8,489
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     23,085
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name                            Date of Grant                Exercise Price               Ending Balance
------------------------------- ---------------------------- ---------------------------- ----------------------------
Rimikis, Tony                   7/1/99                       25.25                        6,594
------------------------------- ---------------------------- ---------------------------- ----------------------------
Rimikis, Tony                   1/2/98                       27.78                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Rimikis, Tony                   7/1/99                       27.78                        7,715
------------------------------- ---------------------------- ---------------------------- ----------------------------
Rimikis, Tony                   1/2/98                       29.04                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Rimikis, Tony                   7/1/99                       29.04                        8,322
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     47,631
------------------------------- ---------------------------- ---------------------------- ----------------------------
Shadowen, Leon                  6/1/99                       25.25                        6,726
------------------------------- ---------------------------- ---------------------------- ----------------------------
Shadowen, Leon                  6/1/99                       27.78                        7,870
------------------------------- ---------------------------- ---------------------------- ----------------------------
Shadowen, Leon                  6/1/99                       29.04                        8,489
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     23,085
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sowa, George                    7/1/99                       25.25                        6,594
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sowa, George                    7/1/99                       27.78                        7,715
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sowa, George                    7/1/99                       29.04                        8,322
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     22,631
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  8/8/94                       6.21                         13,333
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  8/8/94                       14.31                        33,334
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  7/25/02                      19.50                        100,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  1/2/98                       25.25                        296,736
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  1/2/98                       27.78                        347,222
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  1/2/98                       29.04                        374,531
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     1,165,156
------------------------------- ---------------------------- ---------------------------- ----------------------------
Yamarick, Barbara               7/1/99                       25.25                        6,594
------------------------------- ---------------------------- ---------------------------- ----------------------------
Yamarick, Barbara               1/2/98                       27.78                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Yamarick, Barbara               7/1/99                       27.78                        7,715
------------------------------- ---------------------------- ---------------------------- ----------------------------
Yamarick, Barbara               1/2/98                       29.04                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Yamarick, Barbara               7/1/99                       29.04                        8,322
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     47,631
------------------------------- ---------------------------- ---------------------------- ----------------------------
Grand Total                                                                               2,372,627
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                    WARRANTS


------------------------------------------------------------ ---------------------------------------------------------
Name                                                         Number of Underlying Common Shares
------------------------------------------------------------ ---------------------------------------------------------
Five Arrows Realty Securities L.L.C.                         250,000
------------------------------------------------------------ ---------------------------------------------------------
Total                                                        250,000
------------------------------------------------------------ ---------------------------------------------------------

                                      UNITS

----------------------------------------------------------------------------------------------------------------------
                                                Totals for All Units
------------------------------------------------------------------------ ---------------------------------------------
Total General Partnership Units Outstanding:                             42,353,026
------------------------------------------------------------------------ ---------------------------------------------
Total Class A Limited Partnership Units Outstanding:                     3,433,962
------------------------------------------------------------------------ ---------------------------------------------
         Total Class A Units to BRT                                      1,696,755
------------------------------------------------------------------------ ---------------------------------------------
         Total Class A Units to Holdings I                               5
------------------------------------------------------------------------ ---------------------------------------------
         Total Class A Units to outside limited partners                 1,737,202
------------------------------------------------------------------------ ---------------------------------------------
Total Reserved Units for redemption/conversion of Series A Preferred     1,415,094 Units
Mirror Units:
------------------------------------------------------------------------ ---------------------------------------------
Total Reserved Units for redemption conversion of Series B Preferred     3,679,245 Units
Units:
------------------------------------------------------------------------ ---------------------------------------------
Total Series A Preferred Mirror Units Outstanding:                       750,000 Units
------------------------------------------------------------------------ ---------------------------------------------
Total Series B Preferred Units Outstanding                               1,950,000 Units
------------------------------------------------------------------------ ---------------------------------------------
Total Series D Preferred Mirror Units Outstanding:                       2,000,000 Units
------------------------------------------------------------------------ ---------------------------------------------


                                      OTHER


         Partners in 1000 Chesterbrook Boulevard Partnership have the right, under certain circumstances, to have the partnership interests valued and to convert these interests into Class A Units of Brandywine Operating Partnership, L.P.

                                    EXHIBIT A

     1. The Company is a real estate investment trust duly formed and existing under and by virtue of the laws of the State of Maryland and is in good standing under the laws of the State of Maryland, including with the State Department of Assessments and Taxation of Maryland. The Company has the full trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business as described in the Registration Statement and the Prospectus requires such registration or qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, prospects, properties or earnings of the Company.

     2. Each of the Subsidiaries is a corporation, limited liability company, limited partnership or general partnership duly incorporated or formed, as the case may be, validly existing and in good standing, as the case may be, under the laws of its jurisdiction of incorporation or formation, with full corporate, limited liability company, or partnership power and authority, as the case may be, to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business in each jurisdiction or place where the nature of its properties or the conduct of its business as described in the Registration Statement and the Prospectus requires such registration or qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, prospects, properties or earnings of such Subsidiary.

     3. The authorized beneficial interest of the Company (including, but not limited to, any options, warrants or other securities convertible into or exchangeable shares of beneficial interest of the Company) is as set forth in the Registration Statement and the Prospectus Supplement, and the Shares conform in all material respects to the description thereof in the Registration Statement and the Prospectus Supplement. All the outstanding shares of beneficial interest of the Company outstanding prior to the issuance of the Shares have been duly and validly authorized and issued, are fully paid and nonassessable, and are free of any preemptive or other rights to subscribe for the Shares under Maryland law or any agreements entered into by the Company and identified under Item 15 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as amended by the Annual Report on Form 10-K/A-1.

     4. The Shares have been duly and validly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free of any preemptive or other rights to subscribe for the Shares under Maryland law or any agreements entered into by the Company and identified under
Item 15 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as amended by the Annual Report on Form 10-K/A-1.

     5. To our knowledge after due inquiry, except as set forth on Schedule I to the Officer's Certificate, there are no outstanding options, warrants or other rights to purchase, calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of beneficial interest of the Company or any security or other right or obligation convertible into or exchangeable or exercisable for shares of beneficial interest of the Company. There is no holder of any security of the Company or any other person who has the statutory right or, to our knowledge after due inquiry, the contractual or other right, to cause the Company to sell or otherwise issue to him, or to permit him to underwrite the sale of, the Shares or the right to have any common shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement or sale of the Shares as provided in the Agreement, to require registration under the Act of any common shares or other securities of the Company.

     6. All of the outstanding units of limited and general partnership interests of the Operating Partnership (the "Units"), and the partnership and membership interests in each of the other Subsidiaries that is a partnership or limited liability company, as the case may be, were created under the agreements forming the Operating Partnership and such other Subsidiaries, as the case may be, and all of the issued and outstanding shares of capital stock of each of the Subsidiaries that is a corporation have been duly authorized and validly issued, and are fully paid and nonassessable. To our knowledge after due inquiry, except as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or Schedule II to the Officer's Certificate, all such Units, partnership interests and shares of capital stock are owned by the Company directly, or indirectly through one of the Subsidiaries, free and clear of any security interest, lien, adverse claim, equity or other encumbrance, and, to our knowledge after due inquiry, the Company's ownership interest in the Operating Partnership, and the Company's and the Operating Partnership's respective ownership interest in each of the Subsidiaries, is as set forth on
Schedule II attached hereto (without giving effect to the issuance of the Shares). Except as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), there are no outstanding options, warrants or other rights to purchase, calling for the issuance of, or any commitment, plan or arrangement to issue, any equity interests in any Subsidiary, or any security or other right or obligation convertible into or exchangeable or exercisable for any such interests in any such Subsidiary. The terms of the Units conform in all material respects to statements and descriptions thereof contained in the Registration Statement and the Prospectus. The Company is the sole general partner of the Operating Partnership. The Subsidiaries set forth on Schedule II attached hereto include all of the "significant subsidiaries" of the Company, as such term is defined by Rule 1-02 of Regulation S-X.

     7. The Company has the full trust power and authority, and the Operating Partnership has the requisite partnership power and authority, to enter into the Agreement, and in the case of the Company, to issue, sell and deliver the Shares to the Underwriters as provided in the Agreement, and the Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership, as applicable, and is the legal, valid and binding agreement of each of the Company and the Operating Partnership, as applicable, enforceable against them in accordance with its terms.

     8. The form of certificate representing the Shares is in due and proper form and complies in all material respects with all applicable Maryland statutory requirements and the rules and regulations of the New York Stock Exchange.

     9. To our knowledge after due inquiry, neither the Company nor any of the Subsidiaries is in violation of its respective Declaration of Trust, certificate or articles of incorporation or bylaws, partnership agreement, operating agreement or other organizational documents or is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness.

     10. With respect to the Company and the Subsidiaries, neither the offer, sale or delivery of the Shares, the execution, delivery or performance of the Agreement, nor the consummation of the transactions contemplated thereby by the Company or the Subsidiaries, as applicable: (i) required or requires, with respect to the Company or the Subsidiaries, any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or the New York Stock Exchange (except (a) such as has been made or obtained and (b) as to state securities or Blue Sky laws, as to which we express no opinion); (ii) conflicted with or conflicts with, constituted or constitutes, or resulted in or results in, a breach or violation of, or a default under, the Declaration of Trust, Articles Supplementary, certificate or articles of incorporation or bylaws, partnership agreement or other organizational documents, of any of such entities, or under any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition covenant or instrument to which any of such entities is a party or by which any of them or any of their respective properties or assets are bound or subject to; (iii) violated or violates any statute, law, rule, regulation, judgment, injunction, order or decree applicable to any of such entities or any of their respective properties or assets; or (iv) resulted or will result in the creation or imposition of any lien, charge or encumbrance upon the property or assets of any of such entities pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

     11. Neither the Company nor any of the Subsidiaries is, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus (and any amendment or supplement thereto) will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

     12. To our knowledge after due inquiry, (i) there are no pending or threatened actions, suits or proceedings against the Company or any of the Subsidiaries or any of their respective trustees, directors or officers in their capacity as such, or to which the Company or any of the Subsidiaries or any of their respective trustees, directors or officers in their capacity as such, or any of their respective properties or assets, is subject, that are of a character which is required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) other than any that are described or incorporated therein by reference and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

     13. The statements in the Registration Statement and Prospectus Supplement set forth under the headings "Description of Shares of Beneficial Interest", "Certain Provisions of Maryland Law and of our Declaration of Trust and Bylaws" and "Federal Income Tax Considerations", and the statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and incorporated by reference in the Registration Statement under the heading "Risk Factors--Our status as a REIT is dependent on compliance with federal income tax requirements", to the extent they constitute matters of law or descriptions or summaries of contracts, agreements or other legal documents, or refer to or constitute statements of matters of law, descriptions of statutes, rules or regulations, or legal conclusions, each, respectively, are accurate and fair summaries of the information disclosed therein.

     14. The Registration Statement has become effective under the Act and any required filing of the Prospectus (or any amendment or supplement thereto) pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened. The Registration Statement and the Prospectus (or any amendment or supplement thereto) (other than the financial statements and other financial and statistical information contained therein, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder.

     15. The Shares are duly listed, admitted and authorized for trading on the New York Stock Exchange, subject to official notice of issuance.

     16. The Company was organized in conformity with the requirements for qualification as a REIT for federal income tax purposes, and, based on the facts and assumptions set forth in the Prospectus (and any amendment or supplement thereto) and certain representations by the Company regarding certain federal income tax matters, its method of operation has enabled it, and its proposed method of operation will enable it, to meet the requirements under the Internal Revenue Code of 1986, as amended, for qualification and taxation as a REIT.

     In addition, the Registration Statement and the Prospectus (other than the financial statements and related schedules and other financial data therein, as to which we express no view) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder; although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in paragraph 13 above, no facts have come to our attention that have led us to believe that, as of its effective date, the Registration Statement (other than the financial statements and related schedules therein and other financial data, as to which we express no view) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of the Prospectus Supplement dated December 29, 2003, the Prospectus (other than the financial statements and related schedules therein and other financial data, as to which we express no view), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date hereof, the

Prospectus (other than the financial statements and related schedules therein and other financial data, as to which we express no view) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the documents incorporated by reference in either the Registration Statement or the Prospectus (other than the financial statements and related schedules therein and other financial data, as to which we express no view), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and no facts have come to our attention that have led us to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and we do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

     With respect to the prior paragraph, our statements are based upon our representation of the Company and our participation in the preparation of the Registration Statement and the Prospectus and review and discussion thereof, and we do not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, subject to the opinion set forth above in paragraph 13.